UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: April 30, 2020

(Date of earliest event reported)

Essential Properties Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-38530 (Commission File Number)	82-4005693 (IRS Employer Identification No.)

902 Carnegie Center Blvd., Suite 520 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

 Registrant’s telephone number, including area code: (609) 436-0619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EPRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07—Submission of Matters to a Vote of Security Holders.

Essential Properties Realty Trust, Inc., a Maryland corporation (the “Company”), held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on April 30, 2020. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of nine director nominees to serve until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify, (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, (iii) the approval, on an advisory basis, of the frequency of future advisory votes approving the compensation of the Company’s named executive officers and (iv) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

As of March 9, 2020, the record date for the Annual Meeting, there were 91,949,849 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, all of the nine director nominees were elected, the compensation of the Company’s named executive officers was approved on an advisory basis, annual future advisory votes approving the compensation of the Company’s named executive officers received the greatest number of votes and the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified. Set forth below are the final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.

At the Annual Meeting, the Company’s stockholders elected, by the vote indicated below, the following nine persons as directors of the Company, each to serve until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Paul T. Bossidy	84,596,326	0	438,671	2,167,560
Joyce DeLucca	84,581,917	0	453,080	2,167,560
Anthony K. Dobkin	82,480,393	0	2,554,604	2,167,560
Scott A. Estes	84,615,850	0	419,147	2,167,560
Peter M. Mavoides	84,616,588	0	418,409	2,167,560
Lawrence J. Minich	84,725,504	0	309,493	2,167,560
Heather L. Neary	84,705,133	0	329,864	2,167,560
Steven D. Sautel	47,073,086	0	37,961,911	2,167,560
Janaki Sivanesan	84,724,358	0	310,639	2,167,560

1.	At the Annual Meeting, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,613,936	7,398,715	22,346	2,167,560

2.

At the Annual Meeting, the Company’s stockholders approved, on an advisory basis, the frequency of future advisory votes approving the compensation of the Company’s named executive officers, by the vote indicated below:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
76,839,801	10,679	8,163,442	21,075	2,167,560

3.

At the Annual Meeting, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,108,928	91,922	1,707	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL PROPERTIES REALTY TRUST, INC.

Date: May 1, 2020	By:	/s/ Anthony K. Dobkin
Anthony K. Dobkin
Interim Chief Financial Officer